UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2024

Century Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40498	84-2040295
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

25 North 38th Street, 11th Floor Philadelphia, Pennsylvania	19104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (267) 817-5790

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, par value $0.0001 per share	IPSC	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On April 11, 2024, Century Therapeutics, Inc. (the “Company”), filed a Current Report on Form 8-K announcing that on April 11, 2024 (the “Effective Date”), the Company had acquired Clade Therapeutics, Inc. (“Clade”) pursuant to that certain Agreement and Plan of Merger, dated as of the Effective Date (the “Merger Agreement”) by and among the Company, Clarent Intermediate Sub, Inc. (“Intermediate Sub”), a wholly owned subsidiary of the Company, Clarent Merger Sub, Inc. (“Merger Sub”), a wholly owned subsidiary of Intermediate Sub, Clade and Fortis Advisors LLC, solely in its capacity as Securityholders’ Agent. This Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K filed on April 11, 2024 (the “April Form 8-K”) to provide the financial information required by Items 9.01(a) and 9.01(b) of Form 8-K.

The text of the April Form 8-K is incorporated herein by reference. Capitalized terms not otherwise defined herein shall have the respective meanings ascribed to them in the April Form 8-K.

The pro forma financial information included in this report has been presented for informational purposes only. It does not purport to represent the actual results of operations that the Company and Clade would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve.

Item 9.01	Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

The audited financial statements of Clade as of and for the year ended December 31, 2023 are filed with this Current Report on Form 8-K/A as Exhibit 99.1 and incorporated herein.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial statements for the year ended December 31, 2023 are filed with this Current Report on Form 8-K/A as Exhibit 99.2 and incorporated herein.

(d) Exhibits

Exhibit No.	Document

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Audited Financial Statements of Clade Therapeutics, Inc. for the year ended December 31, 2023.

99.2	Unaudited Pro Forma Condensed Combined Financial Statements for the year ended December 31, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTURY THERAPEUTICS, INC.

By:	/s/ Brent Pfeiffenberger, Pharm.D.
Name:	Brent Pfeiffenberger, Pharm.D.
Title:	President and Chief Executive Officer

Date: June 26, 2024